Registration No. 33-12
                                                               File No. 811-4401
                                                                     Rule 497(e)

                             NORTH TRACK FUNDS, INC.

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                          SUPPLEMENT DATED MAY 2, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005


Completion of Reorganizations of North Track Government and Tax-Exempt Funds

         Following the close of business on April 29, 2005, the reorganizations of the North Track Government Fund and the North Track Tax-Exempt Fund were completed. As a result of the transactions, the assets of the North Track Government and Tax-Exempt Funds were transferred to Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, and the shareholders of the North Track Government and Tax-Exempt Funds have received Class A shares of Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, in exchange for their North Track Government and Tax-Exempt Fund shares. The North Track Government and Tax-Exempt Funds have been liquidated and are no longer series of North Track Funds, Inc.